Exhibit 10.2

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the Credit Agreement (as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified, the “Credit Agreement”), dated as of October 10, 2012, among Zebra Technologies Corporation (the “Borrower”), the Lenders from time to time party thereto, RBS Citizens, N.A., as Syndication Agent, Wells Fargo Bank, National Association, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), is dated as of October 15, 2014 among the Borrower, ZIH Corp., a Delaware corporation, Zebra Technologies International, LLC, an Illinois limited liability company, and Zebra Enterprise Solutions Corp., a California corporation (collectively, the “Guarantors”), and the financial institutions signing a counterpart hereto (the “Lenders”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS:

WHEREAS, pursuant to the Master Acquisition Agreement, dated as of April 14, 2014, between Motorola Solutions, Inc. (the “Seller”) and the Borrower, as amended, the Borrower intends to acquire certain stock and assets from the Seller (such acquisition, the “Acquisition”) in accordance with the terms thereof;

WHEREAS, to partially finance the Acquisition, the Borrower intends to issue up to $1,050,000,000 in aggregate principal amount of senior unsecured notes (the “Notes”) prior to the closing date of the Acquisition, with the gross cash proceeds to the Borrower of such issuance (together with additional amounts as may be provided as a reserve to fund the redemption of the Notes at 100% of the principal amount thereof plus the payment of accrued and unpaid interest on the Notes and any returns on investment of the foregoing, the “Escrowed Funds”) to be held in escrow pending closing of the Acquisition (such issuance and funding into escrow, the “Transactions”) or, if the Acquisition shall not be consummated, the application of the Escrowed Funds to redeem in full the Notes in accordance with the Escrow Agreement (defined below);

WHEREAS, the Escrowed Funds will be subject to a security interest in favor of the Trustee (as defined below) (for its benefit and for the benefit of the holders of the Notes) (the “Security Interest”) in accordance with the terms and conditions of the Escrow Agreement;

WHEREAS, the Borrower has entered and may enter into one or more transactions (the “Swaps”) and/or hedging agreements (the “ISDA Agreements”) to hedge against interest rate risk in connection with the Borrower’s proposed bank financing for the Acquisition, including but not limited to the 2002 ISDA Master Agreement dated as of June 11, 2014, between Morgan Stanley Capital Services LLC and the Borrower, and any swaps governed thereby;

WHEREAS, the Borrower has requested that certain sections of the Credit Agreement be amended as set forth herein, so as to permit the Transactions and the grant of the Security Interest in the Escrowed Funds;

WHEREAS, the Lenders have agreed to such amendments requested by the Borrower on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT

In accordance with Section 9.02 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a) The following definitions are added in alphabetical order to Section 1.01 of the Credit Agreement:

“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement dated as of the Amendment No. 1 Effective Date, among the Borrower and the Lenders party thereto.

“Amendment No. 1 Effective Date” means October 15, 2014.

“Amendment Period” means the period commencing on the Amendment No. 1 Effective Date through and including January 2, 2015.

“Escrow Account” has the meaning specified in the definition of Escrowed Funds.

“Escrow Agent” means U.S. Bank National Association, as escrow agent under the Escrow Agreement.

“Escrow Agreement” means the Escrow and Security Agreement, between the Borrower, as Grantor, the Trustee and the Escrow Agent, dated as of October 15, 2014.

“Escrowed Funds” means the gross proceeds from the issuance of the Notes and all other amounts on deposit (and required by the terms of the Escrow Agreement to remain on deposit) at any time in the escrow account established in accordance with the Escrow Agreement to hold such amounts (such account, the “Escrow Account”).

“Indenture” means the Indenture, dated as of October 15, 2014, between the Borrower and the Trustee (which, for the avoidance of doubt, includes no financial maintenance covenants).

“Notes” means the 7.25% Senior Notes due 2022 of the Borrower issued pursuant to the Indenture.

“Trustee” means U.S. Bank National Association, in its capacity as trustee under the Indenture.

(b) Section 6.01 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (n) of such Section, (ii) replacing the period appearing at the end of clause (o) of such Section with “; and”, and (iii) adding the following new clause (p) immediately following the end of clause (o) of such Section:

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“(p) solely during the Amendment Period, the Borrower’s obligations under the Notes.”

(c) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (f) of such Section, (ii) replacing the period appearing at the end of clause (g) of such Section with “; and”, and (iii) adding the following new clause (h) immediately following the end of clause (g) of such Section:

“(h) solely during the Amendment Period, Liens on the Escrowed Funds in accordance with the Escrow Agreement in favor of the Trustee (for its benefit and for the benefit of the holders of the Notes); provided that such Liens may not extend to any assets or other property of a Loan Party not required to be deposited into the Escrow Account pursuant to the Escrow Agreement.”

(d) Section 6.08 of the Credit Agreement is hereby amended by (i) replacing “and” appearing at the end of clause (iii) of the proviso to such Section with a comma, (ii) replacing the period appearing at the end of clause (iv) of the proviso to such Section with “, and”, and (iii) adding the following new clause (v) immediately following the end of clause (iv) of such Section:

“(v) during the Amendment Period, the foregoing shall not apply to restrictions and conditions imposed by the Indenture or the Escrow Agreement.”

(e) Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Maximum Leverage Ratio. The Borrower will not permit the ratio (the “Leverage Ratio”) determined as of the end of each of its fiscal quarters of (i) Consolidated Total Funded Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter (all calculated for the Borrower and its Subsidiaries on a consolidated basis) to be greater than 3.00 to 1.00; provided that during the Amendment Period, the calculation of Consolidated Total Funded Indebtedness shall not take into account the obligations of the Borrower under the Notes.

(b) Minimum Interest Coverage Ratio. The Borrower will not permit the ratio (the “Interest Coverage Ratio”) determined as of the end of each of its fiscal quarters of (i) Consolidated EBITDA to (ii) Consolidated Cash Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter (all calculated for the Borrower and its Subsidiaries on a consolidated basis) to be less than 3.50 to 1.00; provided that during the Amendment Period, the calculation of Consolidated Cash Interest Expense shall not take into account any such expense of the Borrower under the Notes.”

Section 2. ACKNOWLEDGEMENT AND WAIVER

The Lenders hereby acknowledge that the intent of this Amendment is to permit the Borrower to consummate the Transactions, grant the Security Interest in the Escrowed Funds and enter into the ISDA Agreements and the Swaps, and in furtherance thereof, the Lenders hereby waive any Default or Event of Default that has or may, on or prior to January 2, 2015, directly arise out of or result from the consummation of the Transactions, the grant by the Borrower of the Security Interest in the Escrowed Funds or the entry by the Borrower into the ISDA Agreements and the Swaps.

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Section 3. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date first set forth above subject to satisfaction of the condition that the Borrower, each Guarantor and the Required Lenders shall have signed and returned a counterpart hereof (whether the same or different counterparts).

Section 4. MISCELLANEOUS

A. Loan Document. This Amendment is a Loan Document. All references in the Credit Agreement, in any of the other Loan Documents and in any other document or instrument incidental hereto or thereto shall, on and after the Amendment Effective Date, be deemed to mean and refer to the Credit Agreement, as amended pursuant to this Amendment.

B. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders that as of the Amendment Effective Date, upon giving effect to this Amendment, (a) the representations and warranties of the Borrower set forth herein and in each Loan Document (in the case of the Credit Agreement, as amended hereby) are true and correct in all material respects on and as of the Amendment Effective Date, unless any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date; and (b) except as is waived by Section 2 hereof, no Default or Event of Default shall have occurred and be continuing.

C. Affirmation and Confirmation. The Borrower, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement continues to be in full force and effect (except to the extent expressly amended hereby) and (ii) affirms and confirms its obligations after giving effect to this Amendment, under each of the Loan Documents (in the case of the Credit Agreement, as amended hereby) and after taking into account any waiver of any Default or Event of Default in accordance with Section 2 hereof.

D. Limited Amendment. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute an amendment or waiver of any provision of, or operate as an amendment or waiver of any right, power or remedy of any Lender under, the Credit Agreement or any of the other Loan Documents.

E. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

F. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION 735 ILCS SECTION 105/5-1 ET SEQ BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISION) OF THE STATE OF ILLINOIS.

G. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts; each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Any party delivering an executed counterpart of this Amendment by

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telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ZEBRA TECHNOLOGIES CORPORATION

By:	/s/ Michael C. Smiley
Name:	Michael C. Smiley
Title:	Chief Financial Officer

ZIH CORP.

By:	/s/ James J. O’Hagan
Name:	James J. O’Hagan
Title:	President

ZEBRA TECHNOLOGIES INTERNATIONAL, LLC

By:	/s/ Todd R. Naughton
Name:	Todd R. Naughton
Title:	Vice President

ZEBRA ENTERPRISE SOLUTIONS CORP.

By:	/s/ Todd R. Naughton
Name:	Todd R. Naughton
Title:	Vice President

[Signature page to Amendment No. 1]

JPMorgan Chase Bank, N.A.

By:	/s/ Joseph A. Luna
Name:	Joseph A. Lund
Title:	Authorized Signer

[Signature page to Amendment No. 1]

RBS CITIZENS, N.A.

By:	/s/ Stephen A. Maenhout
Name:	Stephen A. Maenhout
Title:	Senior Vice President

[Signature page to Amendment No. 1]

Wells Fargo Bank, National Association

By:	/s/ Peter R. Martinets
Name:	Peter R. Martinets
Title:	Managing Director

[Signature page to Amendment No. 1]

Bank of America, N.A.

By:	/s/ Brian McDonald
Name:	Brian McDonald
Title:	Senior Vice President

[Signature page to Amendment No. 1]

HSBC Bank USA, N.A.

By:	/s/ Meredith Philips
Name:	Meredith Philips
Title:	Assistant Vice President

[Signature page to Amendment No. 1]

The Northern Trust Company

By:	/s/ M. Scott Randall
Name:	M. Scott Randall
Title:	2nd Vice President

[Signature page to Amendment No. 1]

PNC BANK NATIONAL ASSOCIATION

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

[Signature page to Amendment No. 1]

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$55,000,000.00
RBS CITIZENS, N.A.	$55,000,000.00
WELLS FARGO BANK, NATIONAL ASSOCIATION	$40,000,000.00
BANK OF AMERICA, N.A.	$25,000,000.00
HSBC BANK USA, NATIONAL ASSOCIATION	$25,000,000.00
THE NORTHERN TRUST COMPANY	$25,000,000.00
PNC BANK, NATIONAL ASSOCIATION	$25,000,000.00
AGGREGATE COMMITMENT	$250,000,000.00